                                                    ANNUAL REPORT
--------------------------------------------------------------------------------


          HOTCHKIS AND WILEY FUNDS LOGO            JUNE 30, 2000
            725 SOUTH FIGUEROA STREET
                    SUITE 4000                     [TORCH LOGO]
        LOS ANGELES, CALIFORNIA 90017-5400
                                                   HOTCHKIS AND WILEY FUNDS
                   800-236-4479
                                                   SHORT-TERM INVESTMENT FUND
                INVESTMENT ADVISER                 --------------------------------------------------
                 MERCURY ADVISORS
            725 SOUTH FIGUEROA STREET                 Seeks to maximize total return, consistent with
                    SUITE 4000                        preservation of capital. The Fund invests in
        LOS ANGELES, CALIFORNIA 90017-5400            bonds of varying maturities with a portfolio
                                                      duration which will generally not exceed one
                  LEGAL COUNSEL                       year.
            GARDNER, CARTON & DOUGLAS
              321 NORTH CLARK STREET
             CHICAGO, ILLINOIS 60610
             INDEPENDENT ACCOUNTANTS
            PRICEWATERHOUSECOOPERS LLP
            100 EAST WISCONSIN AVENUE
            MILWAUKEE, WISCONSIN 53202
                   DISTRIBUTOR
              FAM DISTRIBUTORS, INC.
                  P.O. BOX 9081
         PRINCETON, NEW JERSEY 08543-9081
                  TRANSFER AGENT
          FINANCIAL DATA SERVICES, INC.
                  P.O. BOX 41621
         JACKSONVILLE, FLORIDA 33232-1621
                    CUSTODIAN
          BROWN BROTHERS HARRIMAN & CO.
                 40 WATER STREET
         BOSTON, MASSACHUSETTS 02109-3661

               THIS MATERIAL MUST BE PRECEDED                            MERCURY ADVISORS: INVESTMENT ADVISER
              OR ACCOMPANIED BY A PROSPECTUS.

                        [HOTCHKIS AND WILEY FUNDS LOGO]

DEAR SHAREHOLDER:

We are pleased to present to you the annual report of the Hotchkis and Wiley Short-Term Investment Fund for the fiscal year ended June 30, 2000.

A booming economy is fundamentally bad for the bond market as it signals potential future inflationary pressures resulting from an excess of demand relative to supply. The past twelve months were no exception. The economy grew at an estimated 6.0% rate during the last twelve months. Consumer spending, the result of full employment and a booming equity market, has been the key driver of this torrid growth. Investment spending has also been a vital component of growth as corporations have invested in productivity-enhancing technology in order to remain competitive. These productivity enhancements have kept inflation contained, particularly relative to such strong economic growth, but recently signs of increasing inflation began to emerge.

Meanwhile, technical changes in the market became increasingly important. In spite of a steaming economy, longer-maturity U.S. Treasuries actually rallied as the Treasury Department began to reduce the supply of outstanding debt by purchasing and retiring billion of dollars of bonds. The Treasury buybacks were a result of record federal surpluses and are expected to continue for several years. The increased current demand and anticipation of reduced future supply caused 30-year Treasury yields to fall by 7 basis points during the past year. In the meantime, the Federal Reserve Bank continued to slow the economy by increasing short-term rates. The Fed raised the Federal Funds Rate by 150 basis points in five separate moves over the past twelve months. In sympathy, short-term Treasury rates rose between 83 and 118 basis points.

With short-term rates rising and long-term rates falling, the yield curve continued to invert. In fact, at the end of the period, three-month Treasury yields, at 5.86%, were only 4 basis points lower than 30 year Treasury yields. At the beginning of the period this difference was a more normal 121 basis points.

Non-Treasury sectors of the bond market did not perform nearly as well as Treasuries, particularly longer-maturity issues. Corporate securities suffered as the Fed raised rates and investors fled to higher quality positions. In general, lower quality and longer maturity corporate bonds fared the worst. Many below-investment-grade bonds posted negative total returns for the twelve-month period as the negative price effects of spread widening more than offset their initial yield advantage. Floating-rate debt, the coupon payments of which adjust upwards as rates rise, outperformed fixed-rate issues. Adjusted for duration differences, mortgage- and asset-backed securities performed in-line with the overall market. However, in both cases, longer-maturity issues underperformed shorter-maturity issues. Non-U.S. bonds posted fairly weak returns as global growth remained strong. However, emerging market issues were extremely strong, bouncing back as those economies regained some momentum.

The Fund was positioned for rising interest rates, and this duration decision added to relative returns. In terms of yield curve strategy, or maturity structure, the Fund held more intermediate issues than its index, hurting returns and contributing to the Fund's underperformance compared to the Merrill Lynch

6-Month U.S. Treasury Bill Index. Sector strategies, on balance, detracted from relative returns. In general, holdings of non-Treasury issues for additional yield had a negative impact. Specifically, overweighting corporates with limited use of below investment grade issues detracted from performance. A neutral to slight underweighting of mortgage-backed securities did not significantly impact the portfolio. A larger-than-index allocation to asset-backed securities improved performance. Finally, security selection added to returns primarily through large positions in floating-rate securities and Treasury Inflation Protected Securities.

We appreciate your continued support and look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Nancy D. Celick
Nancy D. Celick
President
HOTCHKIS AND WILEY FUNDS

     The opinions expressed in the Shareholder letter are as of June 30, 2000. They are subject to change and any forecasts made cannot be guaranteed. The Fund may not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities.

                           SHORT-TERM INVESTMENT FUND
                          MAY 18, 1993 - JUNE 30, 2000
                                  [LINE GRAPH]

                                                                                                  MERRILL LYNCH 6-MONTH TREASURY
                                                                 SHORT TERM INVESTMENT FUND                   INDEX
                                                                 --------------------------       ------------------------------
                                                                          10000.00                           10000.00
Jun 93                                                                    10028.00                           10033.00
                                                                          10273.00                           10121.00
                                                                          10506.00                           10203.00
                                                                          10651.00                           10272.00
Jun 94                                                                    10777.00                           10362.00
                                                                          10870.00                           10476.00
                                                                          10971.00                           10600.00
                                                                          11216.00                           10786.00
Jun 95                                                                    11401.00                           10966.00
                                                                          11592.00                           11122.00
                                                                          11830.00                           11293.00
                                                                          12048.00                           11429.00
Jun 96                                                                    12225.00                           11572.00
                                                                          12355.00                           11735.00
                                                                          12560.00                           11893.00
                                                                          12712.00                           12047.00
Jun 97                                                                    12929.00                           12229.00
                                                                          13146.00                           12399.00
                                                                          13336.00                           12557.00
                                                                          13549.00                           12731.00
Jun 98                                                                    13755.00                           12905.00
                                                                          14005.00                           13111.00
                                                                          14105.00                           13258.00
                                                                          14253.00                           13405.00
Jun 99                                                                    14401.00                           13546.00
                                                                          14580.00                           13713.00
                                                                          14763.00                           13872.00
                                                                          14915.00                           14071.00
Jun 00                                                                    15085.00                           14294.00

                                                         Ended 6/30/00
                                                         -------------
                                                       Fund     ML 6-mo.
------------------------------------------------------------------------
One Year                                               4.75%     5.52%
------------------------------------------------------------------------
Five Years                                             5.76%     5.44%
------------------------------------------------------------------------
Since Inception (5/18/93)                              5.94%     5.14%
------------------------------------------------------------------------

HOW A $10,000 INVESTMENT HAS GROWN:

    The chart above shows the growth of a $10,000 investment in the Fund as compared to the performance of the Merrill Lynch 6-month U.S. Treasury Bill Index. The table below the chart shows the average annual total returns of an investment over various periods.

    Total returns and average annual total returns for the Fund are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment adviser pays annual operating expenses in excess of 0.48% of the Fund's average net assets. Were the investment adviser not to pay such expenses, net returns would be lower. Investment returns and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

    The Fund may invest a portion of its assets in non-investment grade debt securities, commonly referred to as high yield or "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Fund may also invest a portion of its assets in emerging market and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

    The Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities with maturities of six months, which securities are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund owns securities not reflected in this Index or guaranteed. The Index does not reflect payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index.

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

        CORPORATE BONDS            Principal
       AND NOTES -- 49.1%            Amount         Value
------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.4%
 ............................................................
Raytheon Company, (Acquired
  3/02/2000, cost $250,000),
  7.4700%, 3/01/2002 # r           $  250,000    $   249,848
------------------------------------------------------------
BANKS -- 5.8%
 ............................................................
Bancwest Corp., 6.2500%,
  8/15/2000                           800,000        799,022
 ............................................................
Korea Development Bank, 9.6000%,
  12/01/2000                          675,000        679,954
 ............................................................
MBNA Corporation, 7.1275%,
  6/17/2002 #                         350,000        348,949
 ............................................................
Unibanco Grand Cayman, (Acquired
  11/15/1999, cost $447,561),
  7.7500%, 8/14/2000 r                450,000        450,081
 ............................................................
Wells Fargo Bank, N.A., CLB
  8/01/2000, 6.8913%, 5/02/2005
  #                                   900,000        898,693
 ...................... ......................      ---------
                                                   3,176,699
------------------------------------------------------------
CABLE TELEVISION -- 2.4%
 ............................................................
Cox Enterprises, Inc., (Acquired
  5/01/2000, cost $1,300,000),
  7.5525%, 5/01/2003 # r            1,300,000      1,297,630
------------------------------------------------------------
BUILDING PRODUCTS-WOOD -- 1.6%
 ............................................................
Rayonier Inc., 7.1200%,
  2/23/2001 #                         900,000        899,957
------------------------------------------------------------
ELECTRIC: INTEGRATED -- 1.8%
 ............................................................
SCANA Corporation, (Acquired
  1/31/2000, cost $1,000,000),
  CLB 8/08/2000, 7.1525%,
  2/08/2002 # r                     1,000,000        999,895
------------------------------------------------------------
EUROBANKS -- 10.5%
 ............................................................
Credit Industriel et Commercial
  (CIC), 7.4750%, 6/29/2049 #       1,450,000      1,389,028
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 7.5275%,
  12/29/2049 #                      1,000,000      1,000,097
 ............................................................

------------------------------------------------------------
                                   Principal
                                     Amount         Value
Nordbanken, CLB 10/25/2001,
  6.9337%, 10/29/2049 #            $  550,000    $   547,827
 ............................................................
Okobank, CLB 10/25/2001,
  7.2975%, 9/29/2049 #              1,050,000      1,048,240
 ............................................................
Robert Fleming Capital Ltd., CLB
  5/07/2001, 7.3450%, 5/07/2006
  #                                 1,000,000        995,262
 ............................................................
Skandinavinska Enskilda Banken,
  CLB 6/28/2003, 7.2550%,
  6/29/2049 #                         800,000        789,216
 ...................... ......................      ---------
                                                   5,769,670
------------------------------------------------------------
FINANCIAL SERVICES -- 20.0%
 ............................................................
AT & T Capital Corp., 6.7800%,
  10/24/2000 #                        500,000        500,371
 ............................................................
Associates Corp. N.A., 6.9025%,
  5/08/2003 #                         625,000        624,863
 ............................................................
Bear Stearns Co. Inc., 7.1250%,
  3/28/2003 #                       1,500,000      1,498,461
 ............................................................
Countrywide Home Loans, Inc.:
  7.2500%, 3/19/2003 #                750,000        750,136
 ............................................................
  7.3275%, 3/16/2005 #                750,000        740,311
 ............................................................
Finova Capital Corp., 7.0275%,
  6/18/2003 #                       2,000,000      1,683,392
 ............................................................
Fuji Finance Grand Cayman,
  7.1137%, 8/29/2049 #                750,000        728,515
 ............................................................
Golden State Holdings, CLB
  8/01/2000, 7.3913%, 8/01/2003
  #                                 1,900,000      1,809,566
 ............................................................
Lehman Brothers Holdings,
  7.2900%, 6/01/2001 #                900,000        900,562
 ............................................................
National Westminster BK,
  7.2925%, 9/16/2002 #              1,000,000      1,003,451
 ............................................................
Textron Financial Corp.,
  6.5810%, 9/17/2002 #                750,000        750,293
 ...................... ......................      ---------
                                                  10,989,921
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
OIL: INTEGRATED -- 2.8%
 ............................................................
Occidental Petroleum, 6.2400%,
  11/24/2000                       $  450,000    $   447,797
 ............................................................
LG-Caltex Oil Corp., 7.5950%,
  10/29/2001 #                      1,100,000      1,098,558
 ...................... ......................      ---------
                                                   1,546,355
------------------------------------------------------------
TELECOMMUNICATIONS -- 3.8%
 ............................................................
Sprint Spectrum L.P., CLB
  8/15/2001, 11.0000%, 8/15/2006      650,000        699,861
 ............................................................
WorldCom, Inc., 7.0500%,
  11/26/2001 #                      1,400,000      1,400,928
 ...................... ......................      ---------
                                                   2,100,789
------------------------------------------------------------
Total corporate bonds and notes
  (cost $27,378,405)                              27,030,764
------------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 2.0%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
 ............................................................
Federal Home Loan Mortgage
  Corporation, CLB, 2118 Z,
  6.5000%, 12/15/2028                  42,620         32,180
 ............................................................
Federal National Mortgage
  Association, 1993-142 SA,
  8.0643%, 10/25/2022 #                88,320         81,524
 ...................... ......................      ---------
                                                     113,704
------------------------------------------------------------
PASS-THROUGH SECURITIES -- 1.7%
 ............................................................
Federal Housing Authority
  Project, 7.4300%, 2/01/2023         130,638        122,800
 ............................................................
Government National Mortgage
  Association:
  8570, 7.1250%, 10/20/2019 #         181,187        182,613
 ............................................................
  8346, 7.1250%, 12/20/2023 #         638,427        643,556
 ...................... ......................      ---------
                                                     948,969
------------------------------------------------------------

------------------------------------------------------------
                                   Principal
                                     Amount         Value
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.1%
 ............................................................
Federal National Mortgage
  Association:
  1993-129 J (IO), 6.5000%,
    2/25/2007                      $  322,319    $    19,029
 ............................................................
  1993-97L (IO), 7.5000%,
    5/25/2023                          22,929             94
 ...................... ......................      ---------
                                                      19,123
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $1,117,861)                                1,081,796
------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 30.7%
------------------------------------------------------------
ASSET-BACKED SECURITIES -- 21.2%
 ............................................................
ACC Automobile Receivables
  Trust, (Acquired 6/24/1999,
  cost $530,255), CLB, 1997-C A,
  6.4000%, 3/17/2004 r                529,098        526,074
 ............................................................
Americredit Automobile
  Receivables Trust:
  CLB, 1998-A A2, 6.7825%,
    11/05/2001 #                       54,471         54,504
 ............................................................
  CLB, 1999-A A2, 5.3830%,
    4/05/2002                         277,787        277,322
 ............................................................
Associates Manufactured Housing
  Pass-Through Certificates,
  CLB, 1996-2 A4, 6.6000%,
  6/15/2027                           500,000        493,468
 ............................................................
BankBoston Home Equity Loan
  Trust, CLB, 1998-1 A1,
  6.4600%, 4/25/2012                   61,067         60,816
 ............................................................
CIT Marine Trust, CLB, 1999-A
  A1, 5.4500%, 9/15/2006              403,208        401,508
 ............................................................
COMM, (Acquired 6/28/2000, cost
  $1,000,000), CLB, 2000-FL2A A,
  6.7370%, 1/15/2003 # r            1,000,000      1,000,391
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust, (Acquired
  9/24/1997, cost $360,974),
  1997-5 A1, 7.7200%, 6/15/2005
  r +                              $  360,974    $   108,292
 ............................................................
Countrywide Home Equity Loan
  Trust, CLB, 1999-A CTFS,
  6.7525%, 4/15/2025 #                809,479        811,693
 ............................................................
Credit-Based Asset Servicing and
  Securities, CLB, 2000-CB2 A1A,
  7.0613%, 9/25/2029 #                667,324        669,436
 ............................................................
Duck Auto Grantor Trust,
  (Acquired 4/21/1999, cost
  $201,230), CLB, 1999-A A1,
  5.6500%, 3/15/2004 r                201,261        197,887
 ............................................................
First Tennessee Auto Grantor
  Trust, (Acquired 4/17/1998,
  cost $132,763), CLB, 1998A-A,
  6.1340%, 4/15/2003 r                132,763        132,774
 ............................................................
GMAC Mortgage Corporation Loan
  Trust, CLB, 2000-HLTV A1,
  6.8513%, 11/18/2015 #               959,920        959,752
 ............................................................
Green Tree Home Improvement Loan
  Trust, CLB, 1997-A HEA5,
  7.2100%, 3/15/2028                  144,411        144,536
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB, 1996-C A1, 6.8913%,
  10/15/2017 #                        454,677        454,638
 ............................................................
Harley-Davidson Eaglemark
  Motorcycle Trust, CLB, 1999-A
  A1, 5.2500%, 7/15/2003              401,822        396,636
 ............................................................
IMC Home Equity Loan Trust, CLB,
  1998-3 A3, 6.1600%, 5/20/2014       511,767        509,630
 ............................................................
Nationslink Funding Corporation,
  CLB, 1999-SL A1V, 6.9850%,
  4/10/2007 #                         578,909        579,115
 ............................................................
Navistar Financial Corporation
  Owner Trust, CLB, 1996-B A3,
  6.3300%, 4/21/2003                  149,281        149,349
 ............................................................

------------------------------------------------------------
                                   Principal
                                     Amount         Value
Nomura Asset Securities
  Corporation, CLB, 1995-MD3
  A1A, 8.1700%, 3/04/2020          $  754,298    $   762,812
 ............................................................
Nomura Depositor Trust,
  (Acquired 9/03/1999, cost
  $1,080,283), 1998-ST1 A3A,
  7.2013%, 1/15/2003 # r            1,100,000      1,084,703
 ............................................................
Peco Energy Transition Trust,
  CLB, 1999-A A3, 6.4475%,
  3/01/2006 #                       1,000,000        998,025
 ............................................................
Residential Asset Securities
  Corporation, CLB, 1999-RS2
  AI1, 6.5350%, 7/25/2029             598,419        593,228
 ............................................................
Resolution Trust Corporation,
  CLB, 1994-C2G A3, 8.0000%,
  4/25/2025                           328,155        313,337
 ...................... ......................      ---------
                                                  11,679,926
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.5%
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB, 1994-4 A6, 6.0000%,
  2/25/2009                           824,989        799,558
 ............................................................
Medallion Trust, CLB, 2000-1G
  A1, 6.5090%, 7/12/2031 #            675,000        675,264
 ............................................................
PNC Mortgage Securities Corp.,
  CLB, 1997-3 1A5, 7.0000%,
  5/25/2027                         1,500,000      1,485,548
 ............................................................
Prudential Home Mortgage
  Securities, CLB, 1993-41 A4,
  2.1648%, 10/25/2000 #                64,896         64,613
 ............................................................
Residential Funding Mortgage
  Securities, Inc., CLB,
  1998-S17 A6, 6.7500%,
  8/25/2028                            69,957         69,667
 ............................................................
Salomon Brothers Mortgage
  Securities VI, CLB, 1986-1 A,
  6.0000%, 12/25/2011                 219,304        212,281
 ............................................................
Salomon Brothers Mortgage
  Securities VII, CLB, 1998-NC3
  A2, 6.4100%, 8/25/2028            1,000,000        993,955
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
Walsh Acceptance, (Acquired
  3/06/1997, cost $117,234),
  CLB, 1997-2 A, 7.6513%,
  3/01/2027 # r                    $  116,325    $    94,357
 ............................................................
Washington Mutual, CLB, 2000-1
  A1, 6.9413%, 6/25/2024 #            845,186        844,033
 ...................... ......................      ---------
                                                   5,239,276
------------------------------------------------------------
Total non-agency mortgage-backed securities
  (cost $17,254,704)                              16,919,202
------------------------------------------------------------
U.S. TREASURY
OBLIGATIONS -- 12.4%
------------------------------------------------------------
U.S. Treasury Inflation Index,
  3.6250%, 7/15/2002                6,841,216      6,798,458
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $6,790,139)                                6,798,458
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.6%
------------------------------------------------------------
COMMERCIAL PAPER -- 8.5%
 ............................................................
Enron Corp., 7.1700%, 7/06/2000
  4(2)                              2,700,000      2,697,311
 ............................................................
Fort James Corporation, 7.2500%,
  7/05/2000 4(2)                    2,000,000      1,998,389
 ...................... ......................      ---------
                                                   4,695,700
------------------------------------------------------------

------------------------------------------------------------
                                   Principal
                                     Amount         Value
CERTIFICATES OF DEPOSIT -- 0.1%
 ............................................................
Brown Brothers Call Deposit,
  5.5000%                          $   24,000    $    24,000
------------------------------------------------------------
Total short-term investments
  (cost $4,719,700)                                4,719,700
------------------------------------------------------------
Total investments -- 102.8%
  (cost $57,260,809)                              56,549,920
------------------------------------------------------------
Liabilities in excess of other
  assets -- (2.8)%                                (1,528,544)
 ...................... ......................      ---------
                                                 $55,021,376
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of June 30, 2000.

IO -- Interest Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1). Issuer in bankruptcy.

                     See Notes to the Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENT FUND                   June 30, 2000
---------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................   $56,549,920
  Dividends and interest receivable.........................       476,294
  Receivable for investments sold...........................         1,637
  Receivable for Fund shares sold...........................       134,111
  Prepaid expenses..........................................        13,891
                                                               -----------
      Total assets..........................................    57,175,853
                                                               -----------
LIABILITIES:
  Payable to Advisor........................................         3,426
  Payable to custodian......................................        40,841
  Payable for investments purchased.........................     1,000,000
  Payable for Fund shares repurchased.......................     1,023,727
  Dividends payable.........................................        49,305
  Accrued expenses and other liabilities....................        37,178
                                                               -----------
      Total liabilities.....................................     2,154,477
                                                               -----------
      Net assets............................................   $55,021,376
                                                               ===========
NET ASSETS CONSIST OF:
  Paid in capital...........................................   $56,213,761
  Undistributed net investment income.......................        77,165
  Undistributed net realized loss on securities.............      (558,662)
  Net unrealized depreciation of securities.................      (710,889)
                                                               -----------
      Net assets............................................   $55,021,376
                                                               ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
  Shares outstanding (unlimited shares of no par value
    authorized).............................................     5,540,663
  Net asset value per share (offering and redemption
    price)..................................................   $      9.93
                                                               ===========
*Cost of Investments........................................   $57,260,809
                                                               ===========

                     See Notes to the Financial Statements

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                               Year Ended
                 SHORT-TERM INVESTMENT FUND                   June 30, 2000
---------------------------------------------------------------------------
INVESTMENT INCOME:
  Income
    Interest................................................   $3,581,849
                                                               ----------
        Total income........................................    3,581,849
                                                               ----------
  Expenses
    Advisory fee............................................      219,595
    Legal and auditing fees.................................        7,514
    Custodian fees and expenses.............................       15,800
    Accounting and transfer agent fees and expenses.........       90,129
    Administration fee......................................       20,512
    Trustees' fees and expenses.............................        3,897
    Reports to shareholders.................................        8,963
    Registration fees.......................................       29,560
    Other expenses..........................................        1,965
                                                               ----------
        Total expenses......................................      397,935
    Less, expense reimbursement.............................     (134,421)
                                                               ----------
        Net expenses........................................      263,514
                                                               ----------
    Net investment income...................................    3,318,335
                                                               ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss on securities and foreign currency....     (393,848)
    Net change in unrealized depreciation of securities.....     (342,363)
                                                               ----------
  Net loss on investments...................................     (736,211)
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $2,582,124
                                                               ==========

                     See Notes to the Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year Ended      Year Ended
SHORT-TERM INVESTMENT FUND                                    June 30, 2000   June 30, 1999
-------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................  $  3,318,335    $   2,350,298
    Net realized loss on securities and foreign currency....      (393,848)         (50,623)
    Net change in unrealized depreciation of securities.....      (342,363)        (407,341)
                                                              ------------    -------------
        Net increase in net assets resulting from
        operations..........................................     2,582,124        1,892,334
                                                              ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................    (3,213,379)      (2,307,426)
                                                              ------------    -------------
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold...........................    74,616,993      121,678,835
    Shares issued in connection with payment of dividends
     and distributions......................................     2,607,535        1,750,451
    Cost of shares redeemed.................................   (72,428,242)    (100,196,327)
                                                              ------------    -------------
        Net increase in net assets resulting from Fund share
        transactions........................................     4,796,286       23,232,959
                                                              ------------    -------------
Total increase in net assets................................     4,165,031       22,817,867
NET ASSETS:
    Beginning of year.......................................    50,856,345       28,038,478
                                                              ------------    -------------
    End of year*............................................  $ 55,021,376    $  50,856,345
                                                              ============    =============
*Including undistributed (distributions in excess of) net
  investment income of:.....................................  $     77,165    $     (18,601)
                                                              ============    =============
CHANGES IN SHARES OUTSTANDING:
    Shares sold.............................................     7,435,661       12,032,563
    Shares issued in connection with payment of dividends
     and distributions......................................       260,699          173,571
    Shares redeemed.........................................    (7,218,518)      (9,911,294)
                                                              ------------    -------------
        Net increase........................................       477,842        2,294,840
                                                              ============    =============

                     See Notes to the Financial Statements

                       NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2000

NOTE 1.
ACCOUNTING POLICIES: Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements include financial information for the Short-Term Investment Fund (the "Fund"); financial statements for the other Funds are reported on separately. Investment operations of the Fund began on May 18, 1993. The Fund seeks to maximize total return, consistent with preservation of capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Mercury Advisors (the "Adviser"), formerly Hotchkis and Wiley, under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. For the Fund, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising from trade date and settlement date differences.

FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

RESTRICTED SECURITIES: The Fund owns investment securities which are unregistered and thus restricted as to resale. Resales of such securities may require registration or be limited to qualified institutional buyers. At June 30, 2000, the Fund had restricted securities with an aggregate market value of $10,837,632, representing 20% of the net assets of the Fund. Of this amount, the Fund had restricted securities that were determined to the illiquid pursuant to guidelines adopted by the Board of Trustees with an aggregate market value of $325,449, representing 1% of the net assets of the Fund.

WHEN-ISSUED SECURITIES: The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund maintains at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Adviser with whom certain officers and Trustees of the Trust are affiliated. The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.40% as applied to the Fund's daily net assets. The Adviser has contractually agreed to pay all operating expenses in excess of 0.48% as applied to the Fund's daily net assets through June 30, 2001. For the year ended June 30, 2000, the Adviser paid $134,421 of operating expenses on behalf of the Fund.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Accounting and transfer agent fees and expenses in the Statement of Operations.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
CREDIT FACILITY. Effective December 3, 1999, the Trust entered into a one year Credit Agreement with a syndicate of bank lenders led by Bank of America intended to provide the Fund with a source of cash to be used to meet redemption requests from Fund shareholders. The Trust together with certain other open-end investment companies advised by Merrill Lynch Investment Managers, L.P. and/or its affiliates may borrow in the aggregate up to $1,000,000,000, except that in no event may the borrowing by the Fund or any participating fund be in excess of that permitted by its prospectus and Statement of Additional Information or by applicable law. The Fund had no borrowings under the Credit Agreement for the year ended June 30, 2000.

NOTE 4.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 2000, were as follows:

                                                                       Purchases                        Sales
                                                              ----------------------------   ----------------------------
                            Fund                              U.S. Government     Other      U.S. Government     Other
-------------------------------------------------------------------------------------------------------------------------
Short-Term Investment Fund..................................     6,800,202      33,993,888      6,208,211      26,528,480

As of June 30, 2000, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                   Net
                                                               Appreciation    Appreciated   Depreciated
                            Fund                              (Depreciation)   Securities    Securities
--------------------------------------------------------------------------------------------------------
Short-Term Investment Fund..................................    $(710,889)      $116,758      $(827,647)

At June 30, 2000, the cost of investments for federal income tax purposes was $57,260,809. Any differences between book and tax are due primarily to wash sale losses. At June 30, 2000, the Fund deferred, on a tax basis, post-October losses of $434,177. Such amounts may be used to offset future capital gains. The Fund utilized $73,268 of post-October losses from the prior year to offset current year net capital gains. At June 30, 2000, the Fund had accumulated net realized capital loss carryovers of $61,761 expiring in 2004, $38,974 expiring in 2005 and $23,750 expiring in 2008. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

NOTE 5.
SUBSEQUENT EVENTS. The Board of Trustees has approved, effective on or about October 5, 2000, (i) a change in the name of the Fund to Mercury Short-Term Investment Fund and (ii) the establishment of a sales load.

NOTE 6.
FEDERAL TAX DISCLOSURE (UNAUDITED). For the year ended June 30, 2000, 9% of dividends distributed were derived from interest on U.S. government securities which is generally exempt from state income tax.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         Year Ended June 30,
                                                              ------------------------------------------
                 SHORT-TERM INVESTMENT FUND                    2000     1999     1998     1997     1996
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $10.05   $10.13   $10.15   $10.17   $10.12
                                                              ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.61     0.57     0.63     0.58     0.66
    Net realized and unrealized gain (loss) on
      investments...........................................   (0.14)   (0.11)    0.00    (0.01)    0.05
                                                              ------   ------   ------   ------   ------
    Total from investment operations........................    0.47     0.46     0.63     0.57     0.71
                                                              ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.59)   (0.54)   (0.65)   (0.59)   (0.66)
    Return of capital.......................................      --       --       --       --    (0.00)
                                                              ------   ------   ------   ------   ------
    Total distributions.....................................   (0.59)   (0.54)   (0.65)   (0.59)   (0.66)
                                                              ------   ------   ------   ------   ------
Net Asset Value, End of Year................................  $ 9.93   $10.05   $10.13   $10.15   $10.17
                                                              ======   ======   ======   ======   ======
TOTAL RETURN................................................    4.75%    4.70%    6.37%    5.77%    7.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $55.02   $50.86   $28.04   $21.72   $18.73
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.73%    0.68%    0.92%    0.96%    0.88%
    After expense reimbursement.............................    0.48%    0.48%    0.48%    0.48%    0.48%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    5.81%    5.32%    5.92%    5.34%    6.15%
    After expense reimbursement.............................    6.06%    5.52%    6.36%    5.82%    6.55%
Portfolio turnover rate.....................................      79%     144%     121%     154%      60%

                     See Notes to the Financial Statements

HOTCHKIS

AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Hotchkis and Wiley Funds and Shareholders of the Hotchkis and Wiley Short-Term Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hotchkis and Wiley Short-Term Investment Fund (one of the ten portfolios of Hotchkis and Wiley Funds, the "Fund") at June 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, WI
August 17, 2000